What the AFL-CIO Housing Investment Trust (HIT) offers:

•	Competitive risk-adjusted returns
o	HIT has outperformed the Aggregate in 25 of the past 30 calendar years on a gross basis, 17 years on a net basis.*
o	Year-to-date the HIT has returned 4.15% gross of fees, outperforming the Aggregate by 1.08% on a gross basis, 0.86% on a net basis.
o	Over the last year, the HIT has returned 8.82% gross of fees, outperforming the Aggregate by 1.52% on a gross basis, 1.15% on a net basis.
o	HIT has outperformed against the aggregate gross of fees over 1-year, 3-year, 5-year, and 10-year periods, as well as since inception.

•	High credit quality core fixed income
o	92.5% of the HIT portfolio has a government or GSE guarantee
o	U.S. Government/Agency comprises 87.4% of the HIT portfolio (plus an additional 5.1% state/local govt) vs 71.3% for the Bloomberg Aggregate Bond Index (“Benchmark” or “Aggregate”).

•	Higher yield to worst relative to the Benchmark: 4.98% = 56 bps advantage
o	Corporates are currently rich, measured by historically tight yield spreads; Agency multi-family bonds are cheap by comparison with wider spreads than historical averages.
o	HIT portfolio performance stands to benefit if spreads regress towards their mean.
o	Higher current yield relative to the Aggregate: 4.03% = 41 bps advantage
▪	Higher current yield may generate greater reinvestment and compounding opportunities.

•	Specialization and expertise in multifamily
o	Treasury-backed Ginnie Mae permanent mortgage bonds have a wider spread premium than A-rated corporates (similar allocations in HIT and Aggregate, respectively).
o	Ginnie Mae construction bonds have a wider spread premium than BBB-rated corporates.
o	Direct construction lending assets contribute to yield advantage.
o	Expertise in construction loan participation.
o	Long and successful track record with several different financing structures, including direct loans, agency-insured securities, and State and Local housing finance agency debt.

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•	Offset to credit risk: HIT holds no corporate bonds vs 24% in the Aggregate
o	HIT provides diversification away from corporates within investment grade fixed income
o	Corporate spreads could widen as the economy is projected to slow in the coming months
•	Strategy does not seek to make bets on interest rates
o	Portfolio duration has generally been +/- quarter year to the Aggregate in recent years; portfolio convexity is similarly neutral.

Data provided as of August 31, 2024 unless otherwise noted.

*Additional performance information is available upon request.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended August 31, 2024, was 8.45%, -2.20%, -0.32%, and 1.46%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

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